FIRST AMENDMENT TO OMNIBUS AGREEMENT

This First Amendment to Omnibus Agreement (“Amendment”) is entered into effective as of December 13, 2012, by and among ROBERT C. MORGAN and ROBERT MOSER (collectively, the “Principals”), each of the limited liability companies and corporations which are identified on Exhibit A attached hereto (the “Project Entities”), Ideal Private Resorts LLC, a New York limited liability company (“IPR”), SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership (“SCOLP”), and all of the entities set forth on Exhibit B attached hereto, as third party beneficiaries (the “Sun Purchasing Entities”).

RECITALS

A.    The Principals, Project Entities, IPR, SCOLP and Sun Purchasing Entities are parties to that certain Omnibus Agreement, dated December 9, 2012 (the “Agreement”), that pertaining to the contribution and purchase of certain recreational vehicle communities (each a “Project” and collectively, the “Projects”), all as more particularly described in the Agreement; and

B.    The parties desire to amend the Agreement pursuant to the terms and conditions set forth herein.

C.    All capitalized terms not otherwise defined herein shall be defined as set forth in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    All references throughout the Agreement to “Escrow Agent” are hereby amended to delete “First American Title Insurance Company” and replace with “Title Source, Inc.”

2.    Except as set forth herein, the Agreement remains unmodified and in full force and effect.

3.    This Amendment may be executed in any number of counterparts, and by separate parties hereon on separate counterparts, and all of such counterparts taken together shall constitute one and the same Amendment. This Amendment may be executed and delivered by facsimile. The section headings set forth in this Amendment are for convenience of reference only, and do not define, limit or construe the contents of such sections.

[Signature page attached]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

PRINCIPALS:	SCOLP:
/s/ Robert C. Morgan
ROBERT C. MORGAN	SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership
/s/ Robert Moser	By: Sun Communities, Inc., General Partner
ROBERT MOSER	By: /s/ Jonathan M. Colman Name: Jonathan M. Colman Title: Executive Vice President
IDEAL PRIVATE RESORTS LLC, a New York limited liability company

By:     /s/ Robert Morgan
Name: Robert Morgan
Title: Manager

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[Signature Page to Amendment, dated December 13, 2012]

SUN PURCHASING ENTITIES

SUN GWYNN’S ISLAND RV LLC,
a Michigan limited liability company

By: Sun Communities Operating Limited Partnership,
           a Michigan limited partnership
Its: Sole member

           By: Sun Communities, Inc., a Maryland corporation
           Its: General Partner

                       By: /s/ Jonathan M. Colman
                       Name: Jonathan M. Colman
                        Its: Executive Vice President

SUN INDIAN CREEK RV LLC,
a Michigan limited liability company

By: Sun Communities Operating Limited Partnership,
           a Michigan limited partnership
Its: Sole member

           By: Sun Communities, Inc., a Maryland corporation
           Its: General Partner

                       By: /s/Jonathan M. Colman
                       Name: Jonathan M. Colman
                        Its: Executive Vice President

Sun LAKE LAURIE RV LLC,
a Michigan limited liability company

By: Sun Communities Operating Limited Partnership,
a Michigan limited partnership
Its: Sole member

By: Sun Communities, Inc., a Maryland corporation
Its: General Partner

By: /s/ Jonathan M. Colman
Name: Jonathan M. Colman
Its: Executive Vice President
[Signature Page Continued]

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[Signature Page to Amendment, dated December 13, 2012]

SUN FIESTA KEY RV LLC,
a Michigan limited liability company

By: Sun Communities Operating Limited Partnership,
a Michigan limited partnership
Its: Sole member

By: Sun Communities, Inc., a Maryland corporation
Its: General Partner

By: /s/ Jonathan M. Colman
Name: Jonathan M. Colman
Its: Executive Vice President

SUN NEWPOINT RV LLC,
a Michigan limited liability company

By: Sun Communities Operating Limited Partnership,
a Michigan limited partnership
Its: Sole member

By: Sun Communities, Inc., a Maryland corporation
Its: General Partner

By: /s/ Jonathan M. Colman
Name: Jonathan M. Colman
Its: Executive Vice President

SUN PETERS POND RV LLC,
a Michigan limited liability company

By: Sun Communities Operating Limited Partnership,
a Michigan limited partnership
Its: Sole member

By: Sun Communities, Inc., a Maryland corporation
Its: General Partner

By: /s/ Jonathan M. Colman
Name: Jonathan M. Colman
Its: Executive Vice President

[Signature Page Continued]

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[Signature Page to Amendment, dated December 13, 2012]

SUN SEAPORT RV LLC,
a Michigan limited liability company

By: Sun Communities Operating Limited Partnership,
a Michigan limited partnership
Its: Sole member

By: Sun Communities, Inc., a Maryland corporation
Its: General Partner

By: /s/ Jonathan M. Colman
Name: Jonathan M. Colman
Its: Executive Vice President

SUN VIRGINIA PARK RV LLC,
a Michigan limited liability company

By: Sun Communities Operating Limited Partnership,
a Michigan limited partnership
Its: Sole member

By: Sun Communities, Inc., a Maryland corporation
Its: General Partner

By: /s/ Jonathan M. Colman
Name: Jonathan M. Colman
Its: Executive Vice President

SUN WAGON WHEEL RV LLC,
a Michigan limited liability company

By: Sun Communities Operating Limited Partnership,
a Michigan limited partnership
Its: Sole member

By: Sun Communities, Inc., a Maryland corporation
Its: General Partner

By: /s/ Jonathan M. Colman
Name: Jonathan M. Colman
Its: Executive Vice President

[Signature Page Continued]

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[Signature Page to Amendment, dated December 13, 2012]

SUN WESTWARD HO RV LLC,
a Michigan limited liability company

By: Sun Communities Operating Limited Partnership,
a Michigan limited partnership
Its: Sole member

By: Sun Communities, Inc., a Maryland corporation
Its: General Partner

By: /s/ Jonathan M. Colman
Name: Jonathan M. Colman
Its: Executive Vice President

SUN WILD ACRES RV LLC,
a Michigan limited liability company

By: Sun Communities Operating Limited Partnership,
a Michigan limited partnership
Its: Sole member

By: Sun Communities, Inc., a Maryland corporation
Its: General Partner

By: /s/ Jonathan M. Colman
Name: Jonathan M. Colman
Its: Executive Vice President

PROJECT ENTITIES

MORGAN FIESTA KEY LLC

By: /s/ Robert C. Morgan
Robert C. Morgan, Manager

GWYNNS ISLAND RV RESORT LLC

By: /s/ Robert C. Morgan
Robert C. Morgan, Manager

[Signature Page Continued]

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[Signature Page to Amendment, dated December 13, 2012]

INDIAN CREEK RV RESORT LLC
By:    Indian Creek Camping, Inc., Sole Member

By:    /s/ Robert C. Morgan
Robert C. Morgan, President

LAKE LAURIE RV RESORT LLC
By:    Lake Laurie, Inc., Sole Member

By:    /s/ Robert C. Morgan
Robert C. Morgan, President

NEWPOINT RV RESORT LLC
By: Morgan RMHC LLC, Managing Member

By:/s/ Robert C. Morgan
Robert C. Morgan, Manager

PETERS POND RV RESORT INC.

By:/s/ Robert C. Morgan
Robert C. Morgan, President

SEAPORT LLC

By:/s/ Robert C. Morgan
Robert C. Morgan, Manager

VIRGINIA TENT LLC
By: Morgan RMHC LLC, Managing Member

By:/s/ Robert C. Morgan
Robert C. Morgan, Manager

[Signature Page Continued]

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[Signature Page to Amendment, dated December 13, 2012]

WAGON WHEEL MAINE LLC
By:    Alpine Lake RV Resort, LLC, Sole Member
By:    Alpine Lake RV SPE, Inc., Managing Member

By:    /s/ Robert C. Morgan
Robert C. Morgan, President

WESTWARD HO RV RESORT LLC

By:/s/ Robert C. Morgan
Robert C. Morgan, Manager

WILD ACRES LLC
By:    Alpine Lake RV Resort, LLC, Sole Member
By:    Alpine Lake RV SPE, Inc., Managing Member

By:    /s/ Robert C. Morgan
Robert C. Morgan, President

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